Exhibit 99.1

press release

Paylocity Announces First Quarter Fiscal Year 2021 Financial Results

•         Q1 2021 Recurring & Other Revenue of $134.9 million, up 11% year-over-year

•         Q1 2021 Total Revenue of $135.8 million, up 7% year-over-year

SCHAUMBURG, IL. – November 5, 2020 – Paylocity Holding Corporation (Nasdaq: PCTY), a leading provider of cloud-based HR and payroll software solutions, today announced financial results for the first quarter of fiscal year 2021, which ended September 30, 2020.

“Despite the challenges of the COVID-19 pandemic, we are off to a strong start in fiscal 2021, with 11% growth in recurring & other revenue and 7% total revenue growth. Our sales team continues to perform well and gain momentum during the busy Fall selling season, and we continue to be pleased with the velocity we’re seeing within our product suite, as we focus on being the most modern HCM platform.  At our virtual Elevate Client Conference in September we announced the addition of Premium Video, which will give clients the ability to record, upload and embed videos across our HCM product suite. The launch of Premium Video will increase our PEPY from $400 to $420 and we remain confident and committed to reaching our target PEPY of $500 by both further expanding our product suite and adding features and functionalities to existing products,” said Steve Beauchamp, Chief Executive Officer of Paylocity.

First Quarter Fiscal 2021 Financial Highlights

Revenue:

•	Total revenue was $135.8 million, an increase of 7% from the first quarter of fiscal year 2020.

•	Recurring & other revenue was $134.9 million, representing 99% of total revenue and an increase of 11% from the first quarter of fiscal year 2020.

Operating Income:

•	GAAP operating income was $3.4 million and Non-GAAP operating income was $21.4 million in the first quarter of fiscal year 2021.

Net Income:

•	GAAP net income was $12.5 million or $0.22 per share for the three months ended September 30, 2020 based on 56.1 million diluted weighted average common shares outstanding.

Adjusted EBITDA:

•	Adjusted EBITDA, a non-GAAP measure, was $30.9 million in the first quarter of fiscal year 2021.

Balance Sheet and Cash Flow:

•	Cash, cash equivalents and invested corporate cash totaled $242.7 million as of the end of the quarter.

•	$100 million outstanding at the end of the quarter under our credit facility.

•	Cash flow from operations for the first quarter of fiscal year 2021 was ($1.6) million compared to $8.3 million for the first quarter of fiscal year 2020.

A reconciliation of GAAP to non-GAAP financial measures has been provided in this press release, including the accompanying tables. An explanation of these measures is also included below under the heading “Non-GAAP Financial Measures.”

Business Outlook

Based on information available as of November 5, 2020, Paylocity is issuing guidance for the second quarter of fiscal year 2021 as indicated below.

Second Quarter 2021:

•	Total revenue is expected to be in the range of $141.0 million to $145.0 million, which represents approximately 7% - 10% growth over fiscal 2020 second quarter revenue.

•	Adjusted EBITDA, a non-GAAP measure, is expected to be in the range of $26.5 million to $29.5 million.

We are unable to reconcile forward-looking non-GAAP Adjusted EBITDA to its directly comparable GAAP financial measure because the information which is needed to complete a reconciliation is unavailable at this time without unreasonable effort.

Conference Call Details

Paylocity will host a conference call to discuss its first quarter fiscal year 2021 results at 4:00 p.m. Central Time today (5:00 Eastern Time). A live audio webcast of the conference call, together with detailed financial information, can be accessed through the company's Investor Relations Web site at www.paylocity.com. Participants who choose to call in to the conference call can do so by dialing (855) 226-3021 or (315) 625-6892, passcode 2149349. A replay of the call will be available and archived via webcast at www.paylocity.com.

About Paylocity

Paylocity is a leading provider of cloud-based HR and payroll software solutions headquartered in Schaumburg, IL. Founded in 1997 and publicly traded since 2014, Paylocity offers an intuitive, easy-to-use product suite that helps businesses tackle today’s challenges while moving them toward the promise of tomorrow. Known for its unique culture and consistently recognized as one of the best places to work, Paylocity accompanies its clients on the journey to create great workplaces and help people achieve their best through automation, data-driven insights, and engagement. For more information, visit www.paylocity.com.

Non-GAAP Financial Measures

The company uses certain non-GAAP financial measures in this release, including Adjusted EBITDA, adjusted gross profit, non-GAAP operating income, non-GAAP net income, non-GAAP net income per share, non-GAAP sales and marketing, non-GAAP total research and development and non-GAAP general and administrative and free cash flow. Generally, a non-GAAP financial measure is a numerical measure of a company’s performance, financial position or cash flow that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. We define Adjusted EBITDA as net income (loss) before interest expense, income tax expense (benefit), and depreciation and amortization expense, adjusted to eliminate stock-based compensation expense and employer payroll taxes related to stock releases and option exercises and other items as described later in this release. Adjusted gross profit is adjusted to eliminate stock-based compensation expense and employer payroll taxes related to stock releases and option exercises and amortization of capitalized internal-use software costs. Non-GAAP operating income is adjusted to eliminate stock-based compensation expense and employer payroll taxes related to stock releases and option exercises, the amortization of acquired intangibles and other items as described later in this release. Non-GAAP sales and marketing expense is adjusted to eliminate stock-based compensation expense and employer payroll taxes related to stock releases and option exercises. Non-GAAP general and administrative expense is adjusted to eliminate stock-based compensation expense and employer payroll taxes related to stock releases and option exercises, the amortization of acquired intangibles and other items as described later in this release. Non-GAAP net income and non-GAAP net income per share are adjusted to eliminate stock-based compensation expense and employer payroll taxes related to stock releases and option exercises, the amortization of acquired intangibles and other items as described later in this release, including the income tax effect on these items, the valuation allowance release, excess tax benefit related to employee stock-based compensation payments and the impact of tax reform. Non-GAAP total research and development is adjusted for capitalized internal-use software costs and to eliminate stock-based compensation expense and employer payroll taxes related to stock releases and option exercises and acquisition-related costs. Free cash flow is defined as net cash provided by operating activities less capitalized internal-use software costs, purchase of property and equipment and lease allowances used for tenant improvements. Please note that other companies may define their non-GAAP financial measures differently than we do. Management presents certain non-GAAP financial measures in this release because it considers them to be important supplemental measures of performance. Management uses these non-GAAP financial measures for planning purposes, including analysis of the company's performance against prior periods, the preparation of operating budgets and to determine appropriate levels of operating and capital investments. Management believes that these non-GAAP financial measures provide additional insight for analysts and investors in evaluating the company's financial and operational performance. Management also intends to provide these non-GAAP financial measures as part of the company’s future earnings discussions and, therefore, the inclusion of the non-GAAP financial measures should provide consistency in the company’s financial reporting. Non-GAAP financial measures have limitations as an analytical tool. Investors are encouraged to review the reconciliation of the non-GAAP measures to their most directly comparable GAAP measures provided in this release.

Safe Harbor/Forward Looking Statements

This press release contains forward-looking statements that involve substantial risks and uncertainties. All statements, other than statements of historical facts, included herein regarding Paylocity’s future operations, ability to scale its business, future financial position and performance, future revenues, projected costs, prospects, plans and objectives of management are forward-looking statements. The words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “will,” “would,” “seek” and similar expressions (or the negative of these terms) are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements include, among other things, statements about management's estimates regarding future revenues and financial performance and other statements about management’s beliefs, intentions or goals. Paylocity may not actually achieve the expectations disclosed in the forward-looking statements, and you should not place undue reliance on Paylocity’s forward-looking statements. These forward-looking statements involve risks and uncertainties that could cause actual results or events to differ materially from the expectations disclosed in the forward-looking statements, including, but not limited to the ongoing impact of the novel coronavirus disease (“COVID-19”) on the U.S. economy, including reductions in interest rates, business disruptions, reductions in employment and an increase in business failures that have occurred or may occur in the future; the continuing impact of COVID-19 on Paylocity’s employees and clients and Paylocity’s ability to provide services to its clients and respond to their needs; Paylocity’s ability to retain existing clients and to attract new clients to enter into subscriptions for its services; Paylocity’s ability to sell new products and retain subscriptions for its existing products to its new and existing clients; the challenges associated with a growing company’s ability to effectively service clients in a dynamic and competitive market; challenges associated with expanding and evolving a sales organization to effectively address new geographies and products and services; Paylocity’s reliance on and ability to expand its referral network of third parties; difficulties associated with accurately forecasting revenue and appropriately planning expenses; challenges with managing growth effectively; difficulties in forecasting Paylocity’s tax position; risks related to regulatory, legislative and judicial uncertainty in Paylocity’s markets, including the potential repeal or replacement of the Affordable Care Act; continued acceptance of SaaS as an effective method for delivery of payroll and HCM solutions; Paylocity’s ability to protect and defend its intellectual property; the risk that Paylocity’s security measures are compromised or the unauthorized access to customer data; unexpected events in the market for Paylocity’s solutions; changes in the competitive environment in Paylocity’s industry and the markets in which it operates; adverse changes in general economic or market conditions; changes in the employment rates of Paylocity’s clients and the resultant impact on revenue; and other risks and potential factors that could affect Paylocity’s business and financial results identified in Paylocity’s filings with the Securities and Exchange Commission (the “SEC”), including its 10-K filed with the SEC on August 7, 2020. Additional information will also be set forth in Paylocity’s future quarterly reports on Form 10-Q, annual reports on Form 10-K and other filings that Paylocity makes with the SEC. These forward-looking statements represent Paylocity’s expectations as of the date of this press release. Subsequent events, including events relating to the COVID-19 pandemic and its severity, duration and ultimate impact, may cause these expectations to change, and Paylocity disclaims any obligations to update or alter these forward-looking statements in the future, whether as a result of new information, future events or otherwise.

PAYLOCITY HOLDING CORPORATION

Unaudited Consolidated Balance Sheets

(in thousands, except per share data)

	June 30,	September 30,
	2020	2020
Assets
Current assets:
Cash and cash equivalents	$250,851	$221,514
Corporate investments	34,556	18,554
Accounts receivable, net	4,923	4,672
Deferred contract costs	32,332	34,124
Prepaid expenses and other	13,188	15,202
Total current assets before funds held for clients	335,850	294,066
Funds held for clients	1,327,304	1,378,975
Total current assets	1,663,154	1,673,041
Capitalized internal-use software, net	36,501	39,231
Property and equipment, net	66,737	66,068
Operating lease right-of-use assets	48,658	47,080
Intangible assets, net	13,360	12,516
Goodwill	21,655	21,655
Long-term deferred contract costs	125,711	134,328
Long-term prepaid expenses and other	4,917	5,016
Deferred income tax assets	4,955	5,916
Total assets	$1,985,648	$2,004,851

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$1,755	$3,209
Accrued expenses	79,881	62,343
Total current liabilities before client fund obligations	81,636	65,552
Client fund obligations	1,327,304	1,378,975
Total current liabilities	1,408,940	1,444,527
Long-term debt	100,000	100,000
Long-term operating lease liabilities	73,299	71,460
Other long-term liabilities	1,747	1,676
Deferred income tax liabilities	8,754	368
Total liabilities	$1,592,740	$1,618,031
Stockholders’ equity:
Preferred stock, $0.001 par value, 5,000 authorized, no shares issued and outstanding at June 30, 2020 and September 30, 2020	$—	$—
Common stock, $0.001 par value, 155,000 shares authorized at June 30, 2020 and September 30, 2020; 53,792 shares issued and outstanding at June 30, 2020 and 54,223 shares issued and outstanding at September 30, 2020	54	54
Additional paid-in capital	227,907	209,582
Retained earnings	164,272	176,732
Accumulated other comprehensive income	675	452
Total stockholders’ equity	$392,908	$386,820
Total liabilities and stockholders’ equity	$1,985,648	$2,004,851

PAYLOCITY HOLDING CORPORATION

Unaudited Consolidated Statements of Operations and Comprehensive Income

(in thousands, except per share data)

	Three Months Ended
	September 30,
	2019	2020
Revenues:
Recurring and other revenue	$121,873	$134,875
Interest income on funds held for clients	4,847	919
Total revenues	126,720	135,794
Cost of revenues	42,630	49,380
Gross profit	84,090	86,414
Operating expenses:
Sales and marketing	36,957	37,674
Research and development	14,394	18,647
General and administrative	26,739	26,644
Total operating expenses	78,090	82,965
Operating income	6,000	3,449
Other income (expense)	474	(257)
Income before income taxes	6,474	3,192
Income tax benefit	(7,432)	(9,268)
Net income	$13,906	$12,460
Other comprehensive income (loss), net of tax
Unrealized gains (losses) on securities, net of tax	4	(223)
Total other comprehensive income (loss), net of tax	4	(223)
Comprehensive income	$13,910	$12,237

Net income per share:
Basic	$0.26	$0.23
Diluted	$0.25	$0.22

Weighted-average shares used in computing net income per share:
Basic	53,287	54,015
Diluted	55,713	56,050

Stock-based compensation expense and employer payroll taxes related to stock releases and option exercises for each of the three months ended September 30 are included in the above line items:

	Three Months Ended September 30,
	2019	2020
Cost of revenues	$1,732	$2,403
Sales and marketing	4,344	4,348
Research and development	1,800	2,851
General and administrative	6,153	7,135
Total stock-based compensation expense and employer payroll taxes related to stock releases and option exercises	$14,029	$16,737

PAYLOCITY HOLDING CORPORATION

Unaudited Consolidated Statements of Cash Flows

(in thousands)

	Three Months Ended
	September 30,
	2019	2020
Cash flows from operating activities:
Net income	$13,906	$12,460
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Stock-based compensation expense	12,062	14,277
Depreciation and amortization expense	8,933	10,235
Deferred income tax benefit	(7,431)	(9,268)
Provision for credit losses	—	56
Net accretion of discounts and amortization of premiums on available-for-sale securities	(485)	133
Amortization of debt issuance costs	33	37
Loss on disposal of equipment	85	31
Changes in operating assets and liabilities:
Accounts receivable	452	195
Deferred contract costs	(9,987)	(10,409)
Prepaid expenses and other	(89)	(2,144)
Accounts payable	39	1,611
Accrued expenses and other	(9,253)	(18,781)
Net cash provided by (used in) operating activities	8,265	(1,567)
Cash flows from investing activities:
Purchases of available-for-sale securities and other	(63,621)	—
Proceeds from sales and maturities of available-for-sale securities	45,154	37,493
Capitalized internal-use software costs	(6,714)	(7,884)
Purchases of property and equipment	(8,033)	(2,045)
Net cash provided by (used in) investing activities	(33,214)	27,564
Cash flows from financing activities:
Net change in client fund obligations	(239,942)	51,671
Taxes paid related to net share settlement of equity awards	(24,749)	(33,402)
Payment of debt issuance costs	(669)	(9)
Net cash provided by (used in) financing activities	(265,360)	18,260
Net change in cash, cash equivalents and funds held for clients' cash and cash equivalents	(290,309)	44,257
Cash, cash equivalents and funds held for clients' cash and cash equivalents—beginning of period	1,426,143	1,492,133
Cash, cash equivalents and funds held for clients' cash and cash equivalents—end of period	$1,135,834	$1,536,390
Supplemental Disclosure of Non-Cash Investing and Financing Activities
Purchase of property and equipment, accrued but not paid	$1,249	$1,479
Supplemental Disclosure of Cash Flow Information
Cash paid for interest	$—	$311
Cash paid (refunds received) for income taxes	$11	$(119)
Reconciliation of cash, cash equivalents and funds held for clients' cash and cash equivalents to the Consolidated Balance Sheets
Cash and cash equivalents	$100,529	$221,514
Funds held for clients' cash and cash equivalents	1,035,305	1,314,876
Total cash, cash equivalents and funds held for clients' cash and cash equivalents	$1,135,834	$1,536,390

Paylocity Holding Corporation

Reconciliation of GAAP to non-GAAP Financial Measures

(In thousands except per share data)

	Three months Ended September 30,
	2019	2020
Reconciliation from gross profit to adjusted gross profit:
Gross profit	$84,090	$86,414
Amortization of capitalized internal-use software costs	4,457	5,386
Stock-based compensation expense and employer payroll taxes related to stock releases and option exercises	1,732	2,403
Adjusted gross profit	$90,279	$94,203

	Three months Ended September 30,
	2019	2020
Reconciliation from operating income to non-GAAP operating income:
Operating income	$6,000	$3,449
Stock-based compensation expense and employer payroll taxes related to stock releases and option exercises	14,029	16,737
Amortization of acquired intangibles	563	844
Other items (1)	956	360
Non-GAAP operating income	$21,548	$21,390

	Three months Ended September 30,
	2019	2020
Reconciliation from net income to non-GAAP net income:
Net income	$13,906	$12,460
Stock-based compensation expense and employer payroll taxes related to stock releases and option exercises	14,029	16,737
Amortization of acquired intangibles	563	844
Other items (1)	956	360
Income tax effect on adjustments (3)	(9,128)	(9,200)
Non-GAAP net income	$20,326	$21,201

	Three months Ended September 30,
	2019	2020
Calculation of non-GAAP net income per share:
Non-GAAP net income	$20,326	$21,201
Diluted weighted-average number of common shares	55,713	56,050
Non-GAAP net income per share	$0.36	$0.38

	Three months Ended September 30,
	2019	2020
Reconciliation from net income to Adjusted EBITDA:
Net income	$13,906	$12,460
Interest expense	85	340
Income tax benefit	(7,432)	(9,268)
Depreciation and amortization expense	8,933	10,235
EBITDA	15,492	13,767
Stock-based compensation expense and employer payroll taxes related to stock releases and option exercises	14,029	16,737
Other items (1)	956	360
Adjusted EBITDA	$30,477	$30,864

	Three months Ended September 30,
	2019	2020
Reconciliation of non-GAAP Sales and Marketing:
Sales and Marketing	$36,957	$37,674
Stock-based compensation expense and employer payroll taxes related to stock releases and option exercises	4,344	4,348
Non-GAAP Sales and Marketing	$32,613	$33,326

	Three months Ended September 30,
	2019	2020
Reconciliation of non-GAAP Total Research and Development:
Research and Development	$14,394	$18,647
Capitalized internal-use software costs	6,714	7,884
Stock-based compensation expense and employer payroll taxes related to stock releases and option exercises	1,800	2,851
Other items (2)	-	155
Non-GAAP Total Research and Development	$19,308	$23,525

	Three months Ended September 30,
	2019	2020
Reconciliation of non-GAAP General and Administrative:
General and Administrative	$26,739	$26,644
Stock-based compensation expense and employer payroll taxes related to stock releases and option exercises	6,153	7,135
Amortization of acquired intangibles	563	844
Other items (1)	956	205
Non-GAAP General and Administrative	$19,067	$18,460

(1)  Represents nonrecurring costs including acquisition-related and lease exit costs.

(2)  Represents certain nonrecurring acquisition-related costs.

(3)  Income tax effect on adjustments: Includes the income tax effect on non-GAAP net income adjustments related to stock-based compensation expense and employer payroll taxes related to stock release and option exercises, amortization of acquired intangibles, acquisition-related costs and lease exit costs.